Supplement dated October 1, 2013
to the May 1, 2010 Prospectus, as supplemented
for the
Symetra Retirement Passport Group Variable Annuity

Effective October 1, 2013, Symetra Investment Services, Inc. (“SIS”) is no longer an affiliated broker-dealer of Symetra Life Insurance Company.

Therefore, the third paragraph under Distribution (Principal Underwriter) found on page 33 of the prospectus is deleted in its entirety. In addition, the first sentence of the fourth paragraph under Distribution (Principal Underwriter) found on page 33 is replaced with the following:

We may also contract with firms to act as wholesalers for us and assist us in offering and selling our contracts to broker-dealers and their registered representatives.